EARNINGS RELEASE FINANCIAL SUPPLEMENT

FOURTH QUARTER AND
FISCAL YEAR 2020 RESULTS

RAYMOND JAMES FINANCIAL, INC.
Consolidated Statements of Income (Unaudited)

	Three months ended					% change from		Twelve months ended
in millions, except per share amounts	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	September 30, 2019	June 30, 2020	September 30, 2019	September 30, 2020	% change
Revenues:
Asset management and related administrative fees	$924	$955	$1,006	$867	$1,006	9%	16%	$3,451	$3,834	11%
Brokerage revenues:
Securities commissions	355	363	410	343	352	(1)%	3%	1,450	1,468	1%
Principal transactions	95	97	105	143	143	51%	—	357	488	37%
Total brokerage revenues	450	460	515	486	495	10%	2%	1,807	1,956	8%
Account and service fees	179	178	172	134	140	(22)%	4%	738	624	(15)%
Investment banking	157	141	148	139	222	41%	60%	596	650	9%
Interest income	320	297	285	217	201	(37)%	(7)%	1,281	1,000	(22)%
Other (1)	55	29	(15)	33	57	4%	73%	150	104	(31)%
Total revenues	2,085	2,060	2,111	1,876	2,121	2%	13%	8,023	8,168	2%
Interest expense	(62)	(51)	(43)	(42)	(42)	(32)%	—	(283)	(178)	(37)%
Net revenues	2,023	2,009	2,068	1,834	2,079	3%	13%	7,740	7,990	3%
Non-interest expenses:
Compensation, commissions and benefits	1,320	1,351	1,422	1,277	1,415	7%	11%	5,087	5,465	7%
Non-compensation expenses:
Communications and information processing	95	94	99	100	100	5%	—	373	393	5%
Occupancy and equipment	59	57	56	55	57	(3)%	4%	218	225	3%
Business development	53	44	41	21	28	(47)%	33%	194	134	(31)%
Investment sub-advisory fees	24	26	26	23	26	8%	13%	94	101	7%
Professional fees	24	21	23	24	23	(4)%	(4)%	85	91	7%
Bank loan loss provision/(benefit)	6	(2)	109	81	45	650%	(44)%	22	233	959%
Acquisition and disposition-related expenses (2)	—	—	—	—	7	NM	NM	15	7	(53)%
Reduction in workforce expenses (3)	—	—	—	—	46	NM	NM	—	46	NM
Other (1) (4)	88	59	53	55	76	(14)%	38%	277	243	(12)%
Total non-compensation expenses	349	299	407	359	408	17%	14%	1,278	1,473	15%
Total non-interest expenses	1,669	1,650	1,829	1,636	1,823	9%	11%	6,365	6,938	9%
Pre-tax income	354	359	239	198	256	(28)%	29%	1,375	1,052	(23)%
Provision for income taxes	89	91	70	26	47	(47)%	81%	341	234	(31)%
Net income	$265	$268	$169	$172	$209	(21)%	22%	$1,034	$818	(21)%

Earnings per common share – basic (5)	$1.90	$1.93	$1.22	$1.25	$1.53	(19)%	22%	$7.32	$5.94	(19)%
Earnings per common share – diluted (5)	$1.86	$1.89	$1.20	$1.23	$1.50	(19)%	22%	$7.17	$5.83	(19)%
Weighted-average common shares outstanding – basic	138.6	138.3	138.4	137.1	136.9	(1)%	—	141.0	137.6	(2)%
Weighted-average common and common equivalent shares outstanding – diluted	141.8	141.5	141.1	139.4	139.6	(2)%	—	144.0	140.2	(3)%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Consolidated Selected Key Metrics (Unaudited)

	As of						% change from
$ in millions, except per share amounts	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020		September 30, 2019	June 30, 2020
Total assets	$38,830	$40,154	$49,809	$44,682	$47,482		22%	6%
Total equity attributable to Raymond James Financial, Inc.	$6,581	$6,842	$6,798	$6,965	$7,114		8%	2%
Book value per share (6)	$47.76	$49.26	$49.69	$50.84	$52.08		9%	2%
Tangible book value per share (6) (7)	$43.53	$45.10	$45.50	$46.69	$47.94		10%	3%

Capital ratios:
Tier 1 capital	24.8%	24.8%	24.1%	24.8%	24.2%	(8)
Total capital	25.8%	25.7%	25.3%	26.0%	25.4%	(8)
Tier 1 leverage	15.7%	15.8%	14.2%	14.5%	14.2%	(8)

	Three months ended					% change from		Twelve months ended
$ in millions	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	September 30, 2019	June 30, 2020	September 30, 2019	September 30, 2020	% change
Adjusted pre-tax income (7)	$373	NA	NA	NA	$309	(17)%	56%	$1,409	$1,105	(22)%
Adjusted net income (7)	$284	NA	NA	NA	$249	(12)%	45%	$1,068	$858	(20)%
Adjusted earnings per common share - basic (5) (7)	$2.04	NA	NA	NA	$1.82	(11)%	46%	$7.56	$6.23	(18)%
Adjusted earnings per common share - diluted (5) (7)	$2.00	NA	NA	NA	$1.78	(11)%	45%	$7.40	$6.11	(17)%
Return on equity (9)	16.2%	16.0%	9.9%	10.0%	11.9%			16.2%	11.9%
Adjusted return on equity (7) (9)	17.3%	NA	NA	NA	14.1%			16.7%	12.5%
Return on tangible common equity (7) (9)	17.8%	17.5%	10.8%	10.9%	12.9%			17.8%	13.0%
Adjusted return on tangible common equity (7) (9)	19.1%	NA	NA	NA	15.3%			18.4%	13.6%
Pre-tax margin (10)	17.5%	17.9%	11.6%	10.8%	12.3%			17.8%	13.2%
Adjusted pre-tax margin (7) (10)	18.4%	NA	NA	NA	14.9%			18.2%	13.8%
Total compensation ratio (11)	65.2%	67.2%	68.8%	69.6%	68.1%			65.7%	68.4%
Effective tax rate	25.1%	25.3%	29.3%	13.1%	18.4%			24.8%	22.2%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Consolidated Selected Key Metrics (Unaudited)

	As of					% change from
	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	September 30, 2019	June 30, 2020
Client asset metrics ($ in billions):
Client assets under administration	$838.3	$896.0	$773.9	$876.9	$930.1	11%	6%
Private Client Group assets under administration	$798.4	$855.2	$734.0	$833.1	$883.3	11%	6%
Private Client Group assets in fee-based accounts	$409.1	$444.2	$383.5	$443.0	$475.3	16%	7%
Financial assets under management	$143.1	$151.7	$128.2	$145.4	$153.1	7%	5%

Clients' domestic cash sweep balances ($ in millions):
Raymond James Bank Deposit Program (“RJBDP”): (12)
Raymond James Bank	$21,649	$21,891	$28,711	$24,101	$25,599	18%	6%
Third-party banks	14,043	15,061	20,379	24,661	25,998	85%	5%
Subtotal RJBDP	35,692	36,952	49,090	48,762	51,597	45%	6%
Client Interest Program	2,022	2,528	3,782	3,157	3,999	98%	27%
Total clients’ domestic cash sweep balances	$37,714	$39,480	$52,872	$51,919	$55,596	47%	7%

	Three months ended					Twelve months ended
	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	September 30, 2019	September 30, 2020
Average yield on RJBDP - third-party banks (13)	1.83%	1.64%	1.33%	0.33%	0.33%	1.88%	0.77%

	As of					% change from
	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	September 30, 2019	June 30, 2020
Private Client Group financial advisors:
Employees	3,301	3,331	3,376	3,379	3,404	3%	1%
Independent contractors	4,710	4,729	4,772	4,776	4,835	3%	1%
Total advisors	8,011	8,060	8,148	8,155	8,239	3%	1%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Private Client Group (Unaudited)

	Three months ended					% change from		Twelve months ended
$ in millions	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	September 30, 2019	June 30, 2020	September 30, 2019	September 30, 2020	% change
Revenues:
Asset management and related administrative fees	$757	$782	$833	$715	$832	10%	16%	$2,820	$3,162	12%
Brokerage revenues:
Mutual and other fund products	150	144	163	131	129	(14)%	(2)%	599	567	(5)%
Insurance and annuity products	104	101	99	88	109	5%	24%	412	397	(4)%
Equities, ETFs, and fixed income products	87	102	122	100	95	9%	(5)%	378	419	11%
Total brokerage revenues	341	347	384	319	333	(2)%	4%	1,389	1,383	—
Account and service fees:
Mutual fund and annuity service fees	84	90	88	82	88	5%	7%	334	348	4%
RJBDP fees: (12)
Third-party banks	65	58	51	20	21	(68)%	5%	280	150	(46)%
Raymond James Bank	46	47	48	43	42	(9)%	(2)%	173	180	4%
Client account and other fees	30	29	35	32	33	10%	3%	122	129	6%
Total account and service fees	225	224	222	177	184	(18)%	4%	909	807	(11)%
Investment banking	7	11	11	7	12	71%	71%	32	41	28%
Interest income	55	49	45	31	30	(45)%	(3)%	225	155	(31)%
All other	7	9	7	4	7	—	75%	26	27	4%
Total revenues	1,392	1,422	1,502	1,253	1,398	—	12%	5,401	5,575	3%
Interest expense	(11)	(8)	(7)	(4)	(4)	(64)%	—	(42)	(23)	(45)%
Net revenues	1,381	1,414	1,495	1,249	1,394	1%	12%	5,359	5,552	4%
Non-interest expenses:
Financial advisor compensation and benefits	832	857	915	783	873	5%	11%	3,190	3,428	7%
Administrative compensation and benefits	233	247	245	235	244	5%	4%	933	971	4%
Total compensation, commissions and benefits	1,065	1,104	1,160	1,018	1,117	5%	10%	4,123	4,399	7%
Non-compensation expenses	173	157	165	140	152	(12)%	9%	657	614	(7)%
Total non-interest expenses	1,238	1,261	1,325	1,158	1,269	3%	10%	4,780	5,013	5%
Pre-tax income	$143	$153	$170	$91	$125	(13)%	37%	$579	$539	(7)%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Capital Markets (Unaudited)

	Three months ended					% change from		Twelve months ended
$ in millions	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	September 30, 2019	June 30, 2020	September 30, 2019	September 30, 2020	% change
Revenues:
Brokerage revenues:
Fixed income	$82	$81	$90	$125	$125	52%	—	$283	$421	49%
Equity	26	34	40	41	35	35%	(15)%	131	150	15%
Total brokerage revenues	108	115	130	166	160	48%	(4)%	414	571	38%
Investment banking:
Merger & acquisition and advisory	93	60	72	60	98	5%	63%	379	290	(23)%
Equity underwriting	28	39	43	35	68	143%	94%	100	185	85%
Debt underwriting	29	31	22	37	43	48%	16%	85	133	56%
Total investment banking	150	130	137	132	209	39%	58%	564	608	8%
Interest income	9	8	10	4	3	(67)%	(25)%	38	25	(34)%
Tax credit fund revenues	37	18	12	20	33	(11)%	65%	86	83	(3)%
All other	6	3	7	3	7	17%	133%	15	20	33%
Total revenues	310	274	296	325	412	33%	27%	1,117	1,307	17%
Interest expense	(8)	(6)	(6)	(2)	(2)	(75)%	—	(34)	(16)	(53)%
Net revenues	302	268	290	323	410	36%	27%	1,083	1,291	19%
Non-interest expenses:
Compensation, commissions and benefits	179	166	184	195	229	28%	17%	665	774	16%
Non-compensation expenses (2) (4)	90	73	78	66	75	(17)%	14%	308	292	(5)%
Total non-interest expenses	269	239	262	261	304	13%	16%	973	1,066	10%
Pre-tax income	$33	$29	$28	$62	$106	221%	71%	$110	$225	105%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Asset Management (Unaudited)

	Three months ended					% change from		Twelve months ended
$ in millions	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	September 30, 2019	June 30, 2020	September 30, 2019	September 30, 2020	% change
Revenues:
Asset management and related administrative fees:
Managed programs	$121	$125	$124	$109	$123	2%	13%	$467	$481	3%
Administration and other	49	51	53	48	55	12%	15%	178	207	16%
Total asset management and related administrative fees	170	176	177	157	178	5%	13%	645	688	7%
Account and service fees	4	5	4	3	4	—	33%	31	16	(48)%
All other	4	3	3	3	2	(50)%	(33)%	15	11	(27)%
Net revenues	178	184	184	163	184	3%	13%	691	715	3%
Non-interest expenses:
Compensation, commissions and benefits	44	45	45	44	43	(2)%	(2)%	179	177	(1)%
Non-compensation expenses	65	66	66	59	63	(3)%	7%	259	254	(2)%
Total non-interest expenses	109	111	111	103	106	(3)%	3%	438	431	(2)%
Pre-tax income	$69	$73	$73	$60	$78	13%	30%	$253	$284	12%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Raymond James Bank (Unaudited)

	Three months ended					% change from		Twelve months ended
$ in millions	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	September 30, 2019	June 30, 2020	September 30, 2019	September 30, 2020	% change
Revenues:
Interest income	$243	$231	$223	$181	$165	(32)%	(9)%	$975	$800	(18)%
Interest expense	(33)	(21)	(18)	(12)	(11)	(67)%	(8)%	(155)	(62)	(60)%
Net interest income	210	210	205	169	154	(27)%	(9)%	820	738	(10)%
All other	6	6	5	9	7	17%	(22)%	26	27	4%
Net revenues	216	216	210	178	161	(25)%	(10)%	846	765	(10)%
Non-interest expenses:
Compensation and benefits	13	12	13	13	13	—	—	49	51	4%
Non-compensation expenses:
Loan loss provision/(benefit)	6	(2)	109	81	45	650%	(44)%	22	233	959%
RJBDP fees to Private Client Group (12)	46	47	48	43	42	(9)%	(2)%	173	180	4%
All other	20	24	26	27	28	40%	4%	87	105	21%
Total non-compensation expenses	72	69	183	151	115	60%	(24)%	282	518	84%
Total non-interest expenses	85	81	196	164	128	51%	(22)%	331	569	72%
Pre-tax income	$131	$135	$14	$14	$33	(75)%	136%	$515	$196	(62)%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Other (14) (Unaudited)

	Three months ended					% change from		Twelve months ended
$ in millions	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	September 30, 2019	June 30, 2020	September 30, 2019	September 30, 2020	% change
Revenues:
Interest income	$21	$12	$12	$3	$3	(86)%	—	$63	$30	(52)%
Gains/(losses) on private equity investments (1)	6	(2)	(39)	1	12	100%	1,100%	14	(28)	NM
All other	(2)	2	—	2	—	100%	(100)%	3	4	33%
Total revenues	25	12	(27)	6	15	(40)%	150%	80	6	(93)%
Interest expense	(18)	(20)	(17)	(26)	(25)	39%	(4)%	(75)	(88)	17%
Net revenues	7	(8)	(44)	(20)	(10)	NM	50%	5	(82)	NM
Non-interest expenses:
Compensation and all other (1)	29	23	2	9	30	3%	233%	87	64	(26)%
Reduction in workforce expenses (3)	—	—	—	—	46	NM	NM	—	46	NM
Total non-interest expenses	29	23	2	9	76	162%	744%	87	110	26%
Pre-tax loss	$(22)	$(31)	$(46)	$(29)	$(86)	(291)%	(197)%	$(82)	$(192)	(134)%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Raymond James Bank Selected Key Metrics (Unaudited)

	As of						% change from
$ in millions	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020		September 30, 2019	June 30, 2020
Total assets	$25,705	$26,469	$33,656	$29,066	$30,610		19%	5%
Total equity	$2,248	$2,300	$2,263	$2,279	$2,315		3%	2%
Bank loans, net	$20,891	$21,296	$21,788	$21,223	$21,195		1%	—%
Allowance for loan losses	$218	$216	$324	$334	$354		62%	6%
Allowance for loan losses as a % of loans held for investment	1.04%	1.01%	1.47%	1.56%	1.65%
Total nonperforming assets	$46	$41	$27	$23	$32		(30)%	39%
Nonperforming assets as a % of total assets	0.18%	0.16%	0.08%	0.08%	0.10%
Total criticized loans	$285	$349	$387	$733	$933		227%	27%
Criticized loans as a % of loans held for investment	1.36%	1.64%	1.76%	3.41%	4.35%

Capital ratios:
Tier 1 capital	13.2%	13.3%	12.7%	12.8%	13.0%	(8)
Total capital	14.5%	14.5%	13.9%	14.1%	14.3%	(8)
Tier 1 leverage	8.8%	8.8%	8.1%	7.6%	7.7%	(8)

	Three months ended					% change from		Twelve months ended
$ in millions	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	September 30, 2019	June 30, 2020	September 30, 2019	September 30, 2020	% change
Bank loan loss provision/(benefit)	$6	$(2)	$109	$81	$45	650%	(44)%	$22	$233	959%
Net charge-offs	$2	$—	$—	$72	$26	1,200%	(64)%	$6	$98	1,533%
Net interest margin (net yield on interest-earning assets)	3.30%	3.23%	3.02%	2.29%	2.09%			3.32%	2.63%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of GAAP measures to non-GAAP financial measures (Unaudited)

We utilize certain non-GAAP financial measures as additional measures to aid in, and enhance, the understanding of our financial results and related measures. These non-GAAP financial measures have been separately identified in this document. We believe certain of these non-GAAP financial measures provides useful information to management and investors by excluding certain material items that may not be indicative of our core operating results. We utilize these non-GAAP financial measures in assessing the financial performance of the business, as they facilitate a comparison of current- and prior-period results. We believe that return on tangible common equity and tangible book value per share are meaningful to investors as they facilitate comparisons of our results to the results of other companies. In the following table, the tax effect of non-GAAP adjustments reflects the statutory rate associated with each non-GAAP item. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures of other companies. The following tables provide a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures for those periods which include non-GAAP adjustments.

	Three months ended		Twelve months ended
$ in millions	September 30, 2019	September 30, 2020	September 30, 2019	September 30, 2020
Net income	$265	$209	$1,034	$818
Non-GAAP adjustments:
Acquisition and disposition-related expenses (2)	—	7	15	7
Reduction in workforce expenses (3)	—	46	—	46
Goodwill impairment (4)	19	—	19	—
Pre-tax impact of non-GAAP adjustments	19	53	34	53
Tax effect of non-GAAP adjustments	—	(13)	—	(13)
Total non-GAAP adjustments, net of tax	19	40	34	40
Adjusted net income	$284	$249	$1,068	$858

Pre-tax income	$354	$256	$1,375	$1,052
Pre-tax impact of non-GAAP adjustments (as detailed above)	19	53	34	53
Adjusted pre-tax income	$373	$309	$1,409	$1,105

Pre-tax margin (10)	17.5%	12.3%	17.8%	13.2%
Non-GAAP adjustments:
Acquisition and disposition-related expenses (2)	—	0.4%	0.2%	0.1%
Reduction in workforce expenses (3)	—	2.2%	—	0.5%
Goodwill impairment (4)	0.9%	—	0.2%	—
Total non-GAAP adjustments, net of tax	0.9%	2.6%	0.4%	0.6%
Adjusted pre-tax margin (10)	18.4%	14.9%	18.2%	13.8%

Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of GAAP measures to non-GAAP financial measures (Unaudited)
(Continued from previous page)

	Three months ended		Twelve months ended
Earnings per common share (5)	September 30, 2019	September 30, 2020	September 30, 2019	September 30, 2020
Basic	$1.90	$1.53	$7.32	$5.94
Non-GAAP adjustments:
Acquisition and disposition-related expenses (2)	—	0.05	0.11	0.05
Reduction in workforce expenses (3)	—	0.34	—	0.33
Goodwill impairment (4)	0.14	—	0.13	—
Tax effect of non-GAAP adjustments	—	(0.10)	—	(0.09)
Total non-GAAP adjustments, net of tax	0.14	0.29	0.24	0.29
Adjusted basic	$2.04	$1.82	$7.56	$6.23

Diluted	$1.86	$1.50	$7.17	$5.83
Non-GAAP adjustments:
Acquisition and disposition-related expenses (2)	—	0.05	0.10	0.05
Reduction in workforce expenses (3)	—	0.33	—	0.32
Goodwill impairment (4)	0.14	—	0.13	—
Tax effect of non-GAAP adjustments	—	(0.10)	—	(0.09)
Total non-GAAP adjustments, net of tax	0.14	0.28	0.23	0.28
Adjusted diluted	$2.00	$1.78	$7.40	$6.11

Book value per share	As of
$ in millions, except per share amounts	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020
Total equity attributable to Raymond James Financial, Inc.	$6,581	$6,842	$6,798	$6,965	$7,114
Less non-GAAP adjustments:
Goodwill and identifiable intangible assets, net	611	609	603	602	600
Deferred tax liabilities, net	(28)	(31)	(30)	(33)	(34)
Tangible common equity attributable to Raymond James Financial, Inc.	$5,998	$6,264	$6,225	$6,396	$6,548
Common shares outstanding	137.8	138.9	136.8	137.0	136.6
Book value per share (6)	$47.76	$49.26	$49.69	$50.84	$52.08
Tangible book value per share (6)	$43.53	$45.10	$45.50	$46.69	$47.94

Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of GAAP measures to non-GAAP financial measures (Unaudited)
(Continued from previous page)

Return on equity	Three months ended					Twelve months ended
$ in millions	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	September 30, 2019	September 30, 2020

Average equity (15)	$6,542	$6,712	$6,820	$6,882	$7,040	$6,392	$6,860
Impact on average equity of non-GAAP adjustments:
Acquisition and disposition-related expenses (2)	—	NA	NA	NA	4	12	1
Reduction in workforce expenses (3)	—	NA	NA	NA	23	—	9
Goodwill impairment (4)	9	NA	NA	NA	—	4	—
Tax effect of non-GAAP adjustments	—	NA	NA	NA	(7)	—	(2)
Adjusted average equity (15)	$6,551	NA	NA	NA	$7,060	$6,408	$6,868

Average equity (15)	$6,542	$6,712	$6,820	$6,882	$7,040	$6,392	$6,860
Less:
Average goodwill and identifiable intangible assets, net	623	610	606	603	601	630	605
Average deferred tax liabilities, net	(27)	(30)	(31)	(32)	(33)	(31)	(31)
Average tangible common equity (15)	$5,946	$6,132	$6,245	$6,311	$6,472	$5,793	$6,286
Impact on average equity of non-GAAP adjustments:
Acquisition and disposition-related expenses (2)	—	NA	NA	NA	4	12	1
Reduction in workforce expenses (3)	—	NA	NA	NA	23	—	9
Goodwill impairment (4)	9	NA	NA	NA	—	4	—
Tax effect of non-GAAP adjustments	—	NA	NA	NA	(7)	—	(2)
Adjusted average tangible common equity (15)	$5,955	NA	NA	NA	$6,492	$5,809	$6,294

Return on equity (9)	16.2%	16.0%	9.9%	10.0%	11.9%	16.2%	11.9%
Adjusted return on equity (9)	17.3%	NA	NA	NA	14.1%	16.7%	12.5%
Return on tangible common equity (9)	17.8%	17.5%	10.8%	10.9%	12.9%	17.8%	13.0%
Adjusted return on tangible common equity (9)	19.1%	NA	NA	NA	15.3%	18.4%	13.6%

Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Footnotes

1.Other revenues included approximately $40 million of private equity valuation losses, $12 million of private equity valuation gains and $28 million of private equity valuation losses for the three months ended March 31, 2020, three months ended September 30, 2020 and twelve months ended September 30, 2020, respectively, which are included in our Other segment. Of these amounts, $23 million of the losses for the three months ended March 31, 2020, $3 million of the gains for the three months ended September 30, 2020 and $20 million of the losses for the twelve months ended September 30, 2020 were attributable to noncontrolling interests and are offset in Other expenses.

2.The three and twelve months ended September 30, 2020 included a $7 million loss in our Capital Markets segment related to the pending sale of our interests in certain entities that operate predominantly in France. The twelve months ended September 30, 2019 included a $15 million loss in our Capital Markets segment on the sale of our operations related to research, sales and trading of European equities.

3.Reduction in workforce expenses for the three and twelve months ended September 30, 2020 are associated with position eliminations that occurred in our fiscal fourth quarter of 2020 in response to the economic environment. These expenses primarily consist of severance and related payroll expenses, as well as expenses related to company-paid benefits. These expenses are included in our Other segment.

4.The three and twelve months ended September 30, 2019 included a $19 million goodwill impairment charge associated with our Canadian Capital Markets business.

5.Earnings per common share is computed by dividing net income (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period or, in the case of adjusted earnings per share, computed by dividing adjusted net income (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period.

6.Book value per share is computed by dividing total equity attributable to Raymond James Financial, Inc. by the number of common shares outstanding at the end of each respective period or, in the case of tangible book value per share, computed by dividing tangible common equity by the number of common shares outstanding at the end of each respective period. Tangible common equity is defined as total equity attributable to Raymond James Financial, Inc. less goodwill and intangible assets, net of related deferred taxes.

7.These are non-GAAP financial measures. See the schedules on the previous pages of this document for a reconciliation of our non-GAAP financial measures to the most directly comparable GAAP measures and for more information on these measures. There were no non-GAAP adjustments to earnings for the three months ended December 31, 2019, March 31, 2020, and June 30, 2020; therefore, percent changes for earnings-related non-GAAP financial measures are calculated based on non-GAAP results for the three months ended September 30, 2020 as compared to GAAP results for the three months ended June 30, 2020.

8.Estimated.

9.Return on equity is computed by dividing annualized net income by average equity for each respective period or, in the case of return on tangible common equity, computed by dividing annualized net income by average tangible common equity for each respective period. Adjusted return on equity is computed by dividing annualized adjusted net income by adjusted average equity for each respective period, or in the case of adjusted return on tangible common equity, computed by dividing annualized adjusted net income by adjusted average tangible common equity for each respective period.

10.Pre-tax margin is computed by dividing pre-tax income by net revenues for each respective period or, in the case of adjusted pre-tax margin, computed by dividing adjusted pre-tax income by net revenues for each respective period.

11.Total compensation ratio is computed by dividing compensation, commissions and benefits expense by net revenues for each respective period.

12.We earn fees from RJBDP, a multi-bank sweep program in which clients’ cash deposits in their brokerage accounts are swept into interest-bearing deposit accounts at Raymond James Bank and various third-party banks. Fees earned by Private Client Group on Raymond James Bank deposits are eliminated in consolidation.

13.Average yield on RJBDP - third-party banks is computed by dividing annualized RJBDP fees - third-party banks, which are net of the interest expense paid to clients by the third-party banks, by the average daily RJBDP balances at third-party banks.

14.The Other segment includes the results of our private equity investments, interest income on certain corporate cash balances, and certain corporate overhead costs of Raymond James Financial, Inc., including the interest costs on our public debt.

15.Average equity is computed by adding the total equity attributable to Raymond James Financial, Inc. as of the date indicated to the prior quarter-end total, and dividing by two, or in the case of average tangible common equity, computed by adding tangible common equity as of the date indicated to the prior quarter-end total, and dividing by two. For the annual period, computed by adding the total equity attributable to Raymond James Financial, Inc. as of each quarter-end date during the indicated period to the beginning of year total, and dividing by five, or in the case of average tangible common equity, computed by adding tangible common equity as of each quarter-end date during the indicated period to the beginning of year total, and dividing by five. Adjusted average equity is computed by adjusting for the impact on average equity of the non-GAAP adjustments, as applicable for each respective period. Adjusted average tangible common equity is computed by adjusting for the impact on average tangible common equity of the non-GAAP adjustments, as applicable for each respective period.